EXHIBIT 10.14.
           LEASE AGREEMENT WITH BEIJING TONGKAI DEVELOPMENT CO., LTD.
                       FOR OFFICE SPACE IN BEIJING, CHINA







                     BEIJING TONGKAI DEVELOPMENT CO., LTD C
                                       AND







                                CONTRACT OF LEASE

                                       OF



                             UNIT 803, the_8th Floor

                             BEIJING SUNJOY MANSION

                 NO. 6, RI TIAN RD. CHAO YANG District, Beijing

                                February 28, 2000


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LESSOR                                     BEIJING TONGICAI DEVELOPMENT CO., LTD
                                           (hereinafter called "Party A")


Business Registration No.:                 1150428

Registered Office:                 No.6, Ritan Road, Chao Yang District, Beijing

Legal Representative:                      PengYi

Position:                                  Chairman

Nationality:                               Chinese

Lessee;                              Beijing CathayOnline Technologies Co., Ltd.
                                           (hereinafter called "Party B")
Business Registration No.:
Registered Offiee~
Legal Representative;                      Peter Chin
Position:                                  General Manager
Nationality;                               U.S.


Party A is an enterprises with the status of a Chinese legal person and is the developer of the building known as BEIJING SUNJOY MANSION ( HEREINAFTER CALLED" THE BUILDING"), WHICH SITUATES at No. 6 Ri Tan PA, Chao Yang District, Beijing, The People's Republic of China (hereinafter called "PRC"). Party A has agreed to grant a lease and Party 13 has agreed to take a lease of part of the Building and have made this Contract.

THIS CONTRACT IS MADE ON THE DAY OF (March 3, 2000] for the purpose of' defining the rights and obligations of both parties, and through consultations, the parties have agreed to observe and perform the following terms;


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1.       Premises

         Pursuant to the terms and conditions hereinafter provided, Party B shall TAKE A LEASE FROM PARTY A OF ALL THAT UNIT 803L, THE 11TH FLOOR of Beijing SUNJOY Mansion to used as an office (hereinafter called "the PREMISES"). THE LETTABLE AREA OF THE PREMISES SHALL BE (331.18 ] square metres. For identification purpose, shown colored red on the plan annexed as Schedule 1. Party B has no right to use the external wall of the building.

         Party B acknowledges that (1) Party B has inspected the Premises and accepts the Premises in "as-is" condition and (2) Party A has made no WARRANTIES AND I or representations regarding the conditions of the Premises.

2.       COMMENCEMENT DATE OF THE LEASE TERM

         Lease created hereunder (hereinafter called "the lease") shall commence on (May 1,2000]( hereinafter called the "Commencement Date")

3,       TERM

         THE LEASE SHALL BE FOR A TERRA OF (2] YEARS ,ENDING ON (APRIL 30,2000] FROM AND INCLUDING THE COMMENCEMENT DATE ( hereinafter called "the Term").

4.       PRIORITY  TO EXTEND  LEASE

         Three (3) months before the expiration of the Term, Party B can request for extension of Lease in writing. Upon consultation and $ agreement by both Parties on the new rent and the other conditions, the Term may be extended for 1 year and the parties shall sign a Contract of Lease for the extended period. If all other conditions are equal and Party B shall net have committed any material breach of this Contract, Party B shall have the first priority to sign a Contract of Lease FOR SUCH EXTENDED PERIOD. PARTY B SHALL HAVE THE EXTENDING RIGHT FOR_ S times and i.....  year each time.  If Party B is unable to reach an agreement on the new rent and the other conditions with Party A three months before the expiration of the Term, Party B shall be deemed to have waived such right of priority and under such circumstances, even tt' all other conditions are equal, Party A shall have the right to lease the Premises to any third party or third parties.




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5.       RENT

5.01 PARTY FL SHALL PAY THE RENT EVERY QUARTER ( exclusive of all other fees PAYABLE, HEREINAFTER CALLED THE "BASIC RENT" ). The total amount IS US1J15~45~6ACL

5.02 The Basic Rent shall be payable quarterly in advance. Upon the signing of this Contract, Party B shall forthwith pay the first Basic Rent (equivalent to three month's Basic Rent) to Party A.

5.03 Except as provided in Clause, 5.02 hereof, seven (7) days before the commencement of each quarter, upon receiving the written notice of payment from the party A, Party B shall pay in advance without any deduction whatsoever the BASIC RENT FOR THE FOLLOWING QUARTER TO PARTY A within [7 Idays. Should such payment date fall on a Saturday, Sunday or a public holiday in the PRC, then the payment due shall be postponed to the immediate next working day thereof.

5.04 If the Term of this Contract does not commence on the first day of a month ,thc Basic Rent for the first and last month of the Term shall be pro-rated according to the actual number of days of the month concerned (one month should be calculated on 30 days basis).

5.05 Tn the event that the Term here ot' exceeds two (2) years, Party A shall reserve the right to i~icrease the rent every year ever since the third year. $

6,       BUILDIN~MANAGPJNENT FEE

6.01 Party B shall pay the mot~thly Building Management fee. The Building Management FEE SHALL B~ USD (3.50) PER square meter per month making a total of USD (1459.13 ]PER MONTH. PARTY A OR THE MANAGEMENT COMPANY APPOINTED BY PARTY A ( HEREINAFTER CALLED "THE MANAGEMENT COMPANY" ) shall have t$e right to determine and adjust the Building Management Fee. Such i~icrease shall be based on the increase of the actual costs of elecfricit~ and water. In case of an ADJUSTMENT, PARTY A AND I or the Management ~ompany shall notify Party B at least one (1) month before such adjustrn~ent. $

6.02 UPON THE SIGNING OF THE CONTRACT, Party B shall forthwith pay the FIRSTQUARTERLY $ BUILDING MANAGEMENT FCC ( equivalent to three (3) months' Building Management Fee) by cash, cashier's order or wire


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         TRANSFER, THE TOTAL AMOUNT IS USD 3,477.39

6.03 SEVEN (7) DAYS BEFORE THE COMMENCEMENT OF EACH QUARTER, UPON U receiving the written notice of payment from the Management coinpiny, Party B shall at the time of advancing the payment of Basic Rent, pay in advance the Building Management Fee for the following quarter within [73 days. Should such payment date fall on a Saturday, Sunday or a public holiday in the PRC, then the L' payment due shall be postponed to the immediate next working day thereof.

6.04 Throughout the Term, should the Building Management Fee payable be less than three months, such fee shall be pro-rated according to the ACTUAL NUMBER OF DAYS THE MONTH CONCERNED ( one month should be calculated on 30 days basis),

6.05 Party B shall not be entitled to deduct any sum from the Building Management Fee.

6.06 The Building Management Fee refetnd to in Clause 6.01 herein above shaft include the following expenses of Party A or the Management $ Company appointed by Party A:

         1.       the cost of cleaning the public areas and facilities;



         2. the cost of illuminating the public areas and the provision of signboards and light-fittings of the Building;


         3. the cost of repairing and maintaining the access ways and public areas;

         4. the cost of repairing, maintaining and replacing the security, fire-fighting, electrical appliances, transformer, gas, sewage, at rconditioning systems,' elevator, lifts and other facilities of the Building.

         5. the remuneration and expenses in relation to the provision of management, security, planting of greeneiy, cleaning or other services;

         6.       the  water,  hot  water,  electricity,   air-conditioning  and
                  heating charges of the public areas, and air-conditioning, heating charges in the Premises;




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         7.       THE DISPOSAL OF GARBAGE AND WASTE  MATERIAL ( except  chemical biological and electronic wastes);

         8. the cost of using and maintaining the mechanical instruments of the Building;


         9. the cost of the Building's management - related financial and legal consultants;

         10. the service charge of Party A or the Management Company appointed by Party A;


         11. the cost of insurance of the public areas of the Building, and insurance OF LABOR OF THE MANAGEMENT COMPANY ( excepted in respect of the Lessee's own assets);

         12.      all other expenses in relation to the Building. $

7.       CARR PARKS AND OTHER PUBLIC FACILITIES IN THE BUILDING

7.01 Party13 rent..uncovered fixing Car Park which is USD40 each month, ____indoor fixing Car Park which is USD80 each month.

7.02 Party B rent the 8 direct lines, which is USD30 rental per line per month, Party A shall transfer the ownership to Party B temporarily Li until the termination of the Lease for the purpose of a direct telephone fee settlement with the Telephone Bureau. Party B shall pay the charge of the transfer. Otherwise, Party B shall pay 10% of the telephone fee to Party A as service charge.

7.03 PARTY B SHALL PAY SUCH ELECTRICITY CHARGES TO PARTY A as specified in the bill tendered by Party A or the Management Company each month. The charge is charged according to the actual cost and shall increase whenever the relevant authority adjusts the rate.

8.       RENT DEPOSIT AND BUIJDJNGMANAGC~~NANT PEE PFLQSIT

8.01 The Rental Deposit shall be equivalent to three (3) months' Basic Rent of the Premises. On signing of this Contract or upon the submission of fitting out PLAN TO PARTY A AND I or the management Company (whichever is the earlier), Party B shall pay by cash, cashier's order or $WIRE TRANSFER TO PARTY A A SUM EQUIVALENT TO THREE (~) MONTHS0 Basic Rent IT


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         (WHICH SHALT INCLUDE ALL RENTAL  DEPOSITS  ALREADY PAID TO PARTY A ) as
         the Rental Deposit.

8.02 The Building Management Pee Deposit shall be equivalent to three (3) months' Building Management Pee. On signing of this Contract or upon the submission of fitting out plan to Party A and / or the MANAGEMENT COMPANY ( whichever is the earlier), Party B shall pay by cash, cashier's order or wire TRANSFER TO PARTY A A SUM EQUAL TO THREE (3) MONTHS' BUILDING MANAGEMENT PEE ( which shall include ALL MANAGEMENT FEE DEPOSITS ALREADY PAID ) as the Building Management Fee Deposit.

8.03 Should Party B be in breach of this Contract (including but without limitation the regulations on RENTAL PAYMENT ), Party A may use or deduct all or part of the deposits, the amount shall be equal to the amounts due to Party B. Should the amount of the Rental Deposit be insufficient due to the deduction by Party A according to the Contract or other reasons, Party B shall forthwith on demand of Party A pay to Party A a further deposit in such insufficiont sum.

8.04 At the expiration of the Term of the Lease, after Party B have delivered up vacant possession of the Premises to Party A and have paid all rents $and all other sums due hereunder and after Party B have compensated Party A of all damages suffered as a result of any breach of the terms HEREIN CONTAINED, PARTY A SHALL REFUND ALL DEPOSITS ( without interests or compensation) to Party B within thirty (30) days.

9.       MAN RJER OF PAYMENT

9.01 Unless approved by Party A in writing, the Basic Rent, Building Management Fee, all deposits and other fees and charges payable $under this Contract shall be counted in USD and paid in USD or RMB $using the average of buying and selling exchange rates published by the People's Bank of China on the date of payment. The place of payment and the bank account number for payment shall be determined by Party A.

9.02 Unless otherwise provided in this Contract, upon receiving the written NOTICE OF payment from the management company, if Party B shall for any reason whatsoever fail to make or delay in making payment of any of the sums payable, Party A shalt have the right to impose a surcharge on a DAILY BASIS AT THE RATE OF 0.5% of the amount of such sums payable. Should Party B fail to make payment for more than seven (7) days, Party A shall have the right as if there is a breach of Clause 10.05 hereof.


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10.      RIGHT AND OBLIGATIONT OF PARTY A

10.01 PARTY A WARRANTS THAT PARTY A is the only landlord who is authorized and legalized to lease the Premises.

10.02 Party A or the Management Company appointed by Party A shall be responsible for the management of the Building and shall, with compensation from Party B, provided the following services and facilities; water, electricity, illumination, air-conditioning, heating, telephone, car parking, washroom and other necessary business facilities. Party A shall not be liable to damages or otherwise if the above services shall be interrupted by fire, accident, act of Clod, the making of necessary repairs or improvements, or by any causes beyond Party A's control.

10.03 Party A shall, with compensation from Party B, be responsible for the security and fire fighting systems in the Building and the cleaning of the public areas therein.

10.04    Party A reserves the following rights:

         10.04.01 in respect of the public facilities in the Building~ the flee passage and running of the public facilities such as water, electricity, gas, communication and other services in the Premises; Party A or the Management Company shall have the right, BY GIVING PRIOR NOTICE TO PARTY B ( except in case of emergency), to authorize its staff to enter into the Premises for the purpose of carrying out investigation, repair or reconstruction worki of the public facilities in the Building; and $

         10.04.02 except in case of emergency, upon reasonable notice being given, Party A or the Management Company shall have the right to temporarily suspend any facilities in the building for the purpose of carrying out repair works.

10.05 In the event of the occurrence of any of the following events in relation to PARTY B. PARTY A shall have the right to unilaterally rescind this Contract;

         10.05.01 any breach of the laws or regulations of the MC or curry on any illegal activity. $

         10.05.02 any change in~the usage of the Premises;


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         10.05.03 THE  USE  OF ANY  NAME  OTHER  THAN  I:  Beijing  CathayOnline
                  Technologies Co., Ltd. ] to carry on business jn the Premises;

         10.05.04 the failure to pay the Basic Rent, Building Management Fee in accordance with Clauses S AND 6 HEREOF OR THE FAILURE TO PAY THE RENTAL DEPOSIT AND I or Building Management Fee Deposit in accordance with Clause S hereof or the failure to pay the surcharge in time in accordance with CLause 9.02 hereof or the non-payment of the charges provided in Clauses 7.01, 7.02 and
                  7.03 hereof, for more than seven (7) days after the same is due; or

         10.05.05 without the approval in writing of Party A, to turn over, sublease, assign, transfer or share with any third party the use of the Premises or any part thereof.

10.06 At any time within the three (3) months before the expiration of the Term, Party A together within any prospective lessee of the Premises shall have the right to enter into and view the Premises.

10.07 Under no circumstances whatsoever shall Party A become liable to Party B or any other person claiming through Party B in respect of any loss or damage to property or loss of business or trade or profit of any nature or any other liability including but without limitation liability caused by any interruption of any of the services or facilities or supply of electricity, telecommunication services; any act of any kind arising from any of the lessees or users of any other part of the Building; any typhoon, earthquake, landslide, storm, escape of fire, leakage of water or electric current. Party A shall not take any responsibility to Party B or any other person claiming through Party B in respect of a personal injury, on the condition that the same is not due to Party A's intentional act.

10.08 In the event the Premises are damaged or destroye,d by casualty insured under a policy as issued from time to time and the Premises are rendered partially or totally untenantable as a result of such casualty, then to the extent the Premises are rendered untenantable, the Basic Rent and Building Management Fee shall be proportionately abated until the Premises are restored to the condition in which it was immediately prior TO THE HAPPENING OF SUCH CASUALTY ( except for the items Party 13 is $ responSible to repair or replace).


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11.      RIGHTS AND OHLIGATIONS OF PARTY 8


11.01 SUBJECT TO Party B paying the Basic Rent and all other sums payable by Party B under this Contract on the days and inmanner herein provided for payment of this same and observing and performing the obligations and conditions herein contained and on Party B's part to be observed and performed, Party B shall hold and enjoy the Premises during the Tern'.

11.02 Party B shall have the right to reasonably use the public areas and facilities of the Building and shall bear the cost related thereto provided that Party A or the Management Company shall have the right to impose reasonable restrictions toward such use and Party B shall not raise any objection.

11.03 Party B shall punctually pay the Basic Rent, Building Management Fee, electricity, telephone and other charges and all expenses relating to its use of the Premises.

11.04 Party B shall be responsible for keeping all the interior of the Premises in a clean and good condition and shall on a regular basis carry our repair arid cleaning works including but not limited to the floor, walls, ceiling ARID ALL FIXTURES SUCH as all windows, doors, electrical wiring and installations, furniture and sanitary apparatus.



11.05 Party B shall forthwith give notice to Party A or the Management Company of any damage to the Premises and Party B shall promptly take all appropriate measures to prevent the Premises from damages by typhoon or other natural calamities.

11.06 Party B shall carry out the repair for which Party B is liable within one month upon receipt of notice in writing to repair from Party A or the Management Company. If Party B shall fail to execute such repair in accordance with the direction of Party A or the Management Company, Party A or the Management Company shall have the right to enter the Premises to carry out such repairs, and all loss or $ costs arising there from shall be borne by Party B.

11.07 At the termination of' the Term of the lease, Party B shall deliver up vacant possession of the Premises to Party A and shall at its own expenses restore che Premises to its original condition.

11.08 The infestation work of the Building shall be organized by Party A, the cost of which shall be shared among all the lessees of the Building




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         according to the area leased. Party B shall take reasonable measures to insure that the Premises shall be free from infestation by pest.

11.09 Party B shall be wholly responsible for the safety of all the property within the Premises including but without limitation all furnkure, fixtures and fittings (whether belonging to Party A or Party B), goods, chattels, samples, personal effects, contents and stock and to effect with an insurance company.

11.10 Party B shall strictly observe and perform all management regulations, introduced by Party A or the Management Company. All business activities carried out by Party B in the Premises shall comply with the laws and regulations of the Municipal Government of Beijing and MC. 11.11Party B shall be entitled to a rent free period for the purpose of fitting out the Premises (60] days before the Commencement Date. In the rent free period only rant is waived ,the management fee shall be paid still.

11.12 Without the written consent of !--t3' A and the approval by the relevant authority, Party B shall not install any additional locks or security systems in the doors of the Premises and shall not alter the original locks and the security system. if such alteration is required, Party B shall apply in writing.

11.13 Except with the written consent. of Party A, Party B shall not transfer or SUB - lease the Premises in whole or in part or in any manner whatsoever $share the use thereof in common or joint1y with any third part Party B's obligation under this Contract shall not in any event be reduced or $excepted.

11.14 Party B shall be responsible for the act of its employees, customers, visitors, worker or contractors for fitting out and decoration works and shall bear the liabilities to compensate the losses suffered by Party A and I or any third party by reason of such act of such person.

12.      PARTY B'S DPCORATION AND FITTIUTOUR WORK

         Any design of fitting out and decoration work need the agreement of the management company.

13,      ARERTNINATION OF CONTRNET


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13.01    in the event of the  occurrence  of any of the events set out in Clause
         10.05 hereof, Party A shall have the right, without making any compensation to Party B, to unilaterally terminate this Contract.

13.02 If Paijy B shall be in breach of any obligation or responsibilities [ provided in Clause 11 here of and shall fail to remedy such breach within seven (7) day upon notice by Party A or the Management Company, Party A shall have the right to unilaterally terminate this Contract and may b~ L claim against Party B for all cost incurred or loss suffered as a result of Party B's breach.

13.03 The party encountering the force majeure shall have the right to terminate this Contract upon the happening of the force majeure referred to in [ Clause 14 hereof which renders it impossible for the obligations in this Contract to be performed. $

14       FORCE MGJCIIRE

         In the event of earthquake, typhoon, storm, fire or other unpredictable force majeure the happening or consequence of which shill not be prevented or avoided, the party encountering the force majeure shall Lii FORTHWITH GIVE notice by telex or fax to the other parties and shall within iS days provide the other parties with details of the force majeure a [ documentary evidence proving the reason for not being able to perform part or whole of obligations provided in this Contract or having to delay the performance of such obligations. Such documentary evidence shall be issued by the natural authority located where the force majeure occurred, In such case, the party affected by the force inajeure shall not be responsible for any consequence arising from such force majeure.


15.      LIABILITY FHR BREACH OF CONTRACT

15.01 Except as provided in Clause 13 hereof, neither party hereto may unilaterally terminate this Contract. Any party izi breach of this Contract SHALL COMPENSATE THE OTHER PARTY FOR ALL THE ECONOMIC LOSSES ( including LEGAL COSTS ) arising out of such breach. If it is due to the fault of both parties, both parties shall be liable for the breach of contract according to the actual situation.

15.02 If Party 13 shall be in breach of the contract, Party. A shall have the right, in addition to unilaterally terminate this Contract, to deduct from the Rental Deposit, Building Management Eec Deposit and other deposits an amount equivalent to the loss suffered and expenses incurred, Party A




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         shall also have the  additional  right to distrait Party B's facilities and goods in the Premises.

15.03 Party A reserves the right with seven (7) days' prior written notice to Party 13 to cut off and discontinue the services without liability to Party B. whenever and during any period in which bills fer the same $ remain UNPAID BY PARTY 13. THE COSTS OF RE-SUPPLYING ( such as reconnecting the ELECTRICITY SUPPLY AND ,` OR TELEPHONE SERVICES ETC. ) shall be borne by Party B.

16.      WAIVER OF RIGHTS


         The acceptance of rent by Party A after the knowledge of the occurrence Liof a breach of contract shall not be deemed to $ operate as a waiver by Party A of any right to proceed against Party 13. The waiver of any right in this Contract by Party A shall not have effect unless such waiver is Limade in writing. Acceptance of any rent or other payments which is less than the amount that should be payable by Party B shall not be deemed to operate as an acceptance by Party A of such under payment by Party B nor shall it affect Party A's right to claim against Party B for the amount due or Party A's right to proceed against Party B pursuant to this Contract or any law or regulation.

17.      DISPUTE RESOLUTION


17.01 The making validity, interpretation, performance and dispute resolution L in respect of this Contract shailbe governed by PRC Law. fl 17.02 Any dispute between Party A and Party B arising from this Contract shaf 1 Li be settled through friendly negotiation, consultation andconcitiation. In r case the dispute can not be settled in the aforesaid manner, either party Li may apply to the China International Economic and Trade Arbitration Commission in Beijing for arbitration. The result of the arbitration shall be final and binding on both parties.

18.      LEGAL

18.01 Party B shall be solely responsible for the fees of notarization and other incidental procedures of this Contract and any other expenses (including BUT NOT LIMITED TAXES ) which shall be payable by Party 13 pursuant to the laws of the PRC.

18.02 Except as provided in Clause 18.01 hereof, each party shall bear its own




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         legal costs and other  incidental costs arising out of the negotiation.
         preparation and completion of this Contract.

19.      ADDITIONAL CONDITIONS

19.01 If at any time, any provision hereof is or becomes invalid, illegal or unenforceable in any respect, neither the validity, legality or enforceability of the remaining provisions hereof shall in anyway be affected or impaired thereby. Both parties shall continue to perfbrm the remaining provisions hereof.

19.02 All notice in writing in connection with this Contract shall be sent by registered post or served by person to the registered office or the last known place of business of the other party. Unless otherwise specified in such notice, the effective date of such notice shall be the date of such posting or the date of such services as the case may be

19.03 This Contract is given in Chinese and English languages. The EngLish language is only a translation of the Chinese text and in the event of any differences of conflict between the Chinese text and the English translation; the Chinese text shall always prevail. Both version shall be signed in two (2)copies, each party shall have one(1) Chinese and one(l) English versions respectively.

19.04 This Contract shall be effective upon the signing and sealing by both Party A and Party B. 19.05 This Contract is signed in Beijing,



The lessor                                    The Lessee




Beijing Tongkai Development Co., Ltd.         Beijing CathayOnline Technologies
                                              CO., LTD.

                  (Seal)